Peraso and MoSys Announce Business Combination To address the massive growth in demand for wireless bandwidth, low latency real-time applications, edge compute and connectivity for billions of devices ACCELERATING DATA INTELLIGENCE 1 Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc Exhibit 99.2

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the completion of business combination, the future results of operations, business strategy, timing, capabilities, and likelihood of success of combined company, and plans and objectives of its potential management for future operations, are forward-looking statements. Forward-looking statements also include statements regarding the expected benefits of the proposed business combination. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time-to-time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, neither company plans to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear in MoSys’s public filings with the SEC, which are accessible at www.sec.gov, and which you are advised to consult. INDUSTRY INFORMATION Unless otherwise provided in the presentation, historical data about the discussed industries and markets is sourced from publicly available information. 2 Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc

Business Combination between Peraso and MoSys 3 Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc

Peraso … Pioneer in 5G mmWave Wireless Access MoSys … Leader in Accelerating Data Intelligence 4 Combined Company Peraso … A pioneer in high performance 5G mmWave Wireless Access technologies  MoSys … A leader in Accelerating Data Intelligence Two experienced management teams Two strong IP portfolios Strong and growing market demand for our products and technologies Providing products to prevent key 5G bottlenecks Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc *versus 4G LTE

5G Applications are Driving New Requirements 5 70B+ Always Connected Devices Real-Time Applications 10X Better Latency More Data and Faster Throughput 100X Increase in Traffic Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc

5G Requirements Demand New Spectrum

mmWave Spectrum is a vast and untapped resource

5G mmWave Spectrum

- Spectrum is a scarce and limited resource
- Sub 6 GHz band is **EXHAUSTED**
- Unable to meet the forecasted wireless capacity
- **5G mmWave using 24 -100 GHz RF brings**
  - **20X more spectrum**
  - **10X more bandwidth per channel**
- Licensed and unlicensed spectrum available
- **Multi-gigabit possible**


5G
6GHz
24GHz
100GHz
4G
5G mmWave
(e.g. 24.25-27.5 GHz, 27.5-29.5 GHz)

PERASO MoSys

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5G mmWave Market Dynamics

- Capacity requirements are quickly outstripping supply in sub 6 GHz bands in dense urban areas
- Rollout of 5G mmWave base stations well underway
  - **2020 saw first 5G mmWave deployments** (iPhone12, Google Pixel 5, Samsung Galaxy S20, Verizon FWA)
  - **By 2024 the majority of new demand will be met by 5G mmWave**
- Infrastructure Bill Includes $65 Billion to bridge the Digital Divide and provide a minimum of 100 Mbps to every home in the US



Redundant links
IAB
IAB
IAB
Donor
mmWave backhaul
mmWave access
For mobile and fixed wireless access
Fiber backhaul

Release 16 mmWave system with MU MIMO and IAB (Source: Qualcomm)

Demand Capacity for Data in American Networks



Dense Urban Capacity (GB/mo)
8 B
7 B
6 B
5 B
4 B
3 B
2 B
1 B
0 B
2019
2020
2021
2022
2023
2024
2025
2026
2027
5G mm-wave capacity
Capacity below 6 GHz
Demand (GB/mo)

Source: Mobile Experts: 5G Business Case Dec 202

PERASO MoSys
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5G Requirements Demand New Infrastructure FPGA Accelerators will be tapped to solve bottlenecks 8 Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc 5G Infrastructure Software only solutions in the Cloud unable to meet wireless capacity and latencies Real-time and Near Real-time applications cannot afford the travel time up to the Cloud and back Multi-Access Edge Compute (MEC) being deployed Classification of where to send packet is a bottleneck FPGAs better than software & prevent vendor lock in But FPGAs are not enough Custom FPGA Acceleration Algorithms needed External FPGA accelerators needed Accelerated 5G Infrastructure Required

5G Infrastructure Market Dynamics 5G Traffic and Device Growth 100X mobile data traffic increase from 2020-2030 70 Billion+ Worldwide Internet attached IoT devices by 2030 Applications Driving New Requirements Ultra-low latency Real time & Near real-time response Multi-gigabit data rates Compute moving to the edge New Multi-access Edge Computing (MEC) Microservices and Network Slicing growing Moving to Converged Fixed-Mobile Architecture Wireline will use same infrastructure 9 Global Mobile Data Traffic and Worldwide Attached IoT Devices 2020-2030 Sources: ITU-R M.2370-0 IMT traffic estimates for the years 2020 to 2030 and iot-analytics.com/Statista Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc 100X Traffic 70B+ devices

Combined Portfolio Accelerates the 5G Network mmWave RF phased arrays providing high-performance wireless connectivity for: Customer Premise Equipment (CPE) 5G/WiFi Hotspots Fixed Wireless Access (FWA) High density sites Private networks AR/VR/XR And other applications… Stellar Packet Classification (search) IP for higher speed and lower latency Routing, Security and Operations throughout the network Accelerator Engine ICs provide Accelerator functions, higher throughput and lower latency from the Edge through Core to the Cloud 10 Broad usage across the whole 5G network: Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc

Enabling Broad and Growing Applications 11 Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc

5G Fixed Wireless Access

Ultra-fast, low latency, multi-gigabit Internet connectivity

5G Fixed Wireless Access Market

- **Over 100M 5G mmWave access devices projected over the next 5 years***
- **Peraso** in production with 60 GHz mmWave phased array devices since 2017
- 24 - 43 GHz mmWave bands targeted for 5G access
- **Fiber-like broadband access**
  - Multi-gigabit operation
  - Advanced beamforming
  - Adaptable beam steering
  - Up to 25km /15 miles or even more
- **More economical than fiber**
- **Direct point-to-point links, backhaul, point-to-multipoint and city-wide mesh deployments**

Source: *Mobile Experts: 5G Millimeter Wave Outlook, June 2020

PERASO MoSys
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5G UPF Core & Edge Ultra-fast, low latency packet classification 5G UPF Core & Edge Market 30 million new 5G Base stations by 2025 Source: Dell’Oro Accelerated Infrastructure required to keep up All 5G traffic goes through the User Plane Function UPF = Traffic Cop for Mobile Network and soon Wireline Compute moving to the Edge (MEC) to reduce latency Software UPFs cannot keep up with classification FPGAs being deployed to accelerate classification MoSys Stellar Packet Classification Accelerator Engine IP needed in every UPF FPGA 13 Image source: Verizon Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc

5G IoT Market

- **70 Billion+ new devices being added to the network by 2030**
- **Peraso 5G mmWave** provides low latency access, enabling real-time and near real-time applications
- **MoSys Stellar Packet Classification Accelerator Engine IP** needed to handle exponential number of connected devices
- **Spans both 5G public and 5G private networks** in licensed and unlicensed mmWave bands

Top Use Cases include:

- Smart City and Security
- Industry 4.0 and Smart Manufacturing
- Human 4.0 and Tactile Internet
- V2X (Vehicle-to-Everything): traffic lights, road sensors, etc.



5G IoT

Providing connectivity for virtually everything all the time

PERASO MoSys

Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc

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Immersive Video Market

- Providing Carriers with **new revenue streams**
- **Peraso 5G mmWave** provides low latency access, enabling real-time and near real-time applications
- UHD 4K streams going to **8K** and **16K** for lifelike visuals

Top Use Cases Include:

1) **Online Cloud Gaming** → $7B total spend in 2027*
   - UHD quality video, very low latency, higher refresh
   - 20X data rates over conventional UHD video streams
2) **AR/VR/XR** → 95 million users by 2022**
   - Very low latency (<5ms) at Ultra-high rates (>2 Gbps)
   - Very little interference (dedicated spectrum)
3) **Video conferencing**
   - Video in BOTH directions, swamps upstream capacity
   - True-to-life interactive video requires low latency

Sources: *Million Insights – June 2021, **Statista, ***Grand View Research
Note: Total Spend is hardware, software and services combined



Immersive Video

Cloud Gaming, AR/VR/XR, Video Conferencing

PERASO MoSys
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Technology Backed by Strong IP and Patent Portfolio

Peraso mmWave RF in Silicon

High-performance, highly integrated mmWave RF circuits and systems in silicon




MoSys

MoSys Accelerator Engine ICs and IP

Silicon accelerated packet search and classification

Combined Portfolio of Over 130 Patents

Peraso mmWave Antennas

mmWave phased array antennas, advanced beamforming and beam steering algorithms





MoSys Serial High-Capacity Intelligent Memory

Supports next generation of high speed, low latency, high bandwidth memory applications

PERASO MoSys
Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc
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5G mmWave Market Opportunity

5G mmWave Device Shipments:



50M
45M
40M
35M
30M
25M
20M
15M
10M
5M
0M
2021
2022
2023
2024
2025
Hotspots (5G/WiFi)
CPE (fixed wireless)

Source: Mobile Experts: 5G mmWave Outlook, June 2021

Peraso Solutions:

- **12 years of pioneering experience** in mmWave RF/Antenna design
- **Field proven** high performance **mmWave phased array** solutions with advanced beamforming
- Integrated solutions incorporating **mmWave antennas, RF phased array transceivers**, on-the-fly **calibration** and adaptable **beam steering**
- Existing mmWave devices continue to win new designs
- Expanding to **new mmWave frequencies** in 2022
- Currently in design with **multiple Tier 1 customers**

2023-2025 5G mmWave CPE and Hotspot device TAM is $3 Billion*

* Source: Mobile Experts: 5G mmWave Outlook, June 2021 + Peraso Estimates

PERASO MoSys

Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc

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Packet Classification Market Opportunity MoSys Solutions: Stellar Packet Classification IP for Accelerated UPF infrastructure Optimized for Intel/Xilinx FPGAs Millions of rules 100s of millions of lookups per second Focus on high performance, low latency classification markets 5G Mobile Wireless Wireline Cloud Data Center Stellar IP available 4Q21 18 Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc FPGA Accelerated UPF Shipments Source: Dell’Oro + MoSys estimates 2023-2026 5G FPGA Accelerated UPF SAM is $569 Million* * Source: Dell’Oro + MoSys estimates

FPGA Accelerator Market Opportunity Market Characteristics: Moving more 5G functions into FPGAs New FPGA silicon from Intel and Xilinx FPGAs still limited by internal SRAM capacity External Accelerators and High-Speed memory needed MoSys Solutions: Quazar and Blazar Accelerator Engine ICs Optimized to add onto Intel/Xilinx FPGAs Highest capacity and speed, lowest pin count SRAM available 1 MoSys chip replaces up to 8 competing QDR memory chips plus includes key Accelerator functions 19 Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc 2022-2026 FPGA Accelerator IC TAM is $150M* * Source: MoSys estimates

Proforma Detail 20 Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc Notes Assumes transaction closed on June 30, 2021; total assets include preliminary goodwill of ~$29 million with estimate of stockholders’ equity Reflects common stock outstanding of 8.7 million shares plus initial issuance of approximately 12.7 million shares Includes 1.8 million shares issued and subject to escrow MoSys warrants outstanding prior to the combination Equity awards issued by MoSys and Peraso awards assumed On a fully-diluted basis, assuming release of escrow shares, ownership would be: Peraso 61% and MoSys 39% Equity plan target; to be approved by MoSys stockholders

Non-GAAP Actual, Proforma and Model Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc 21 Notes: Actual MoSys operating results for the 6 months ended June 30, 2021 Reflects projected combined operating results of MoSys and Peraso for the year ending December 31, 2022 Represents forward-looking, financial objectives and does not constitute estimates of future performance, financial or otherwise. There is no assurance that MoSys will ever achieve any of these objectives and Company undertakes no obligation to update. See note on slide 2 regarding forward looking statements and reference to risk factors in MoSys’ SEC filings. Non-GAAP measures that exclude stock-based compensation expense and amortization of intangibles

Management Team



Over 30 years of experience in the semiconductor industry in both the technical and commercial aspects of the business.

Ron Glibbery

Peraso CEO



Over 20 years of semiconductor product design and development experience. Background in communication systems, software, DSP and standards.

Brad Lynch

Peraso COO



Over 15 years of mmWave wireless semiconductor design, development and architecture experience in CMOS, SiGe and SOI.

Alex Tomkins

Peraso CTO



Over 30 years in finance and CFO leadership roles at publicly traded technology companies. Previously at MoSys, Inc.

Jim Sullivan

Peraso CFO



Over 30 years in sales, marketing and CEO leadership roles in the semiconductor industry. Previously at MoSys, Inc.

Dan Lewis

Peraso President



Over 30 years of system architectures, algorithms, memory, TCAM design. 45+ patents including fundamental JTAG. Previously at MoSys, Inc.

Michael Miller

CTO and VP Engineering
MoSys Acceleration Products



Over 30 years of experience in Executive Sales Management positions at semiconductor companies. Previously at MoSys, Inc.

Gus Lignos

VP of Sales

PERASO MoSys

Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc

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Peraso Delivering High Speed 5G Wireless Access and Accelerating Data Intelligence 23 Combined Company poised to capitalize on massive 5G growth Strategic Rationale - Combined technologies address two of the main 5G bottlenecks Lack of Spectrum Lack of Accelerated Infrastructure Critical to provide 100X more bandwidth, 10X better latency, 70B+ connected devices Combined Company Profile: Products for High-Speed 5G mmWave Wireless Access, 5G Core and Edge (MEC) Supplier to Tier 1 Networking and Telecom Companies  Strong IP portfolio of over 130 patents Copyright © 2021 Peraso Technologies, Inc.; and MoSys, Inc Executive Summary